                                                                     Exhibit 1.2

                               PRICING AGREEMENT

                                                              December 15, 2005

J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
As Representatives of the several
Underwriters named in Schedule I hereto
Ladies and Gentlemen:

            Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated December 15, 2005 (the "Underwriting Agreement"), among the Operating Partnership, Brandywine Realty Trust, a Maryland real estate investment trust and sole general partner and a limited partner of the Operating Partnership (the "Parent Guarantor"), each of the subsidiaries of the Operating Partnership parties thereto (the "Subsidiary Guarantors"; and, together with the Parent Guarantor, the "Guarantors") and you to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Preliminary Prospectus and the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Preliminary Prospectus and the Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Preliminary Prospectus and the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Underwriters of the Designated Securities pursuant to
Section 13 of the Underwriting Agreement and the addresses of the Representatives referred to in such Section 13 are set forth in Schedule II hereto.

            An amendment to the Registration Statement, or a prospectus supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

            Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Operating Partnership and the Guarantors agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Operating Partnership and the Guarantors, at the time and place

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and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

            If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Operating Partnership and the Guarantors.

                          Very truly yours,


                          BRANDYWINE OPERATING PARTNERSHIP, L.P.

                          By: Brandywine Realty Trust, its General Partner

                          By: /s/ Gerard H. Sweeney
                             ------------------------------------------------
                          Name: Gerard H. Sweeney
                          Title: Presidet and Chief Executive Officer


                          BRANDYWINE REALTY TRUST

                          By: /s/ Gerard H. Sweeney
                             ------------------------------------------------
                          Name: Gerard H. Sweeney
                          Title: Presidet and Chief Executive Officer


                          AAPOP 2, L.P.

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, one of its
                               general partners

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate
                                               investment trust, its general
                                               partner*

                          By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE AMBASSADOR, L.P.

                          By: Brandywine Ambassador, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE BYBERRY LP, a Delaware limited partnership

                          By: Brandywine Byberry LLC, a Delaware limited liability company, its general partner

                               By:  Brandywine Operating Partnership, a
                                    Delaware limited partnership, its sole
                                    member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          BRANDYWINE CENTRAL L.P.

                          By: Brandywine F.C., L.P., a Pennsylvania limited partnership, its general partner

                               By:  Brandywine F.C., L.L.C., a Pennsylvania
                                    limited liability company, its general
                                    partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          BRANDYWINE CIRA, L.P.

                          By: Brandywine Cira, LLC, a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE F.C., L.P.

                          By: Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          BRANDYWINE GRANDE B, L.P.

                          By: Brandywine Grande B, L.L.C., a Delaware limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE METROPLEX, L.P.

                          By: Brandywine Metroplex, LLC, a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE MIDATLANTIC LP, a Delaware limited partnership

                          By: Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          BRANDYWINE P.M., L.P.

                          By: Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE TB FLORIG, L.P.

                          By: Brandywine TB Florig, LLC, a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE TB INN, L.P.

                          By: Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          BRANDYWINE TB I, L.P.

                          By: Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE TB II, L.P.

                          By: Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE TB V, L.P.

                          By: Brandywine TB V, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          BRANDYWINE TB VI, L.P.

                          By: Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          BRANDYWINE TB VIII, L.P.

                          By: Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          C/N IRON RUN LIMITED PARTNERSHIP III

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          C/N LEEDOM LIMITED PARTNERSHIP II

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          C/N OAKLANDS LIMITED PARTNERSHIP I

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, its general
                               partner

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          C/N OAKLANDS LIMITED PARTNERSHIP III

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          E-TENANTS.COM HOLDING, L.P.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          FIFTEEN HORSHAM, L.P.

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, its general
                               partner

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          IRON RUN LIMITED PARTNERSHIP V

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          LC/N HORSHAM LIMITED PARTNERSHIP

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, its general
                               partner

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*

                          LC/N KEITH VALLEY LIMITED PARTNERSHIP I

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, its general
                               partner

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          NEWTECH IV LIMITED PARTNERSHIP

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, its general
                               partner

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*

                          NICHOLS LANSDALE LIMITED PARTNERSHIP III

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, its general
                               partner

                               By: Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          OLS OFFICE PARTNERS, L.P., a Delaware limited partnership

                          By:  Brandywine One Logan LLC, a Pennsylvania
                          limited
                               liability company, its general partner

                               By:  Brandywine Midatlantic LP, a Delaware
                                    limited partnership, its managing member

                                    By:   Brandywine Midatlantic LLC, a
                                          Delaware limited liability company,
                                          its general partner

                                          By:  Brandywine Operating
                                               Partnership, L.P., a Delaware
                                               limited partnership, its sole
                                               member

                                               By:  Brandywine Realty
                                               Trust, a Maryland real estate
                                               investment trust, its general
                                               partner*

                          RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership

                          By: Brandywine Radnor Center LLC, a Pennsylvania limited liability company, its general partner

                               By:  Brandywine Midatlantic LP, a Delaware
                                    limited partnership, its managing member

                                    By:   Brandywine Midatlantic LLC, a
                                          Delaware limited liability company,
                                          its general partner

                                          By:  Brandywine Operating
                                               Partnership, L.P., a Delaware
                                               limited partnership, its sole
                                               member

                                               By:  Brandywine Realty
                                                    Trust, a Maryland real
                                                    estate investment trust,
                                                    its general partner*


                          RADNOR PROPERTIES ASSOCIATES-II, L.P., a Delaware limited partnership

                          By: Radnor GP, L.L.C., a Delaware limited liability company, its general partner

                               By:  Brandywine Midatlantic LP, a Delaware
                                    limited partnership, its managing member

                                    By:   Brandywine Midatlantic LLC, a
                                          Delaware limited liability company,
                                          its general partner

                                          By:  Brandywine Operating
                                               Partnership, L.P., a Delaware
                                               limited partnership, its sole
                                               member

                                               By:  Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                          RADNOR PROPERTIES-SDC, L.P., a Delaware limited partnership

                          By: Radnor GP-SDC, L.L.C., a Delaware limited liability company, its general partner

                               By: Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

                                    By:   Radnor GP, L.L.C., a Delaware
                                          limited liability company, its
                                          general partner

                                          By:  Brandywine Midatlantic LP, a
                                               Delaware limited partnership,
                                               its managing member

                                               By:  Brandywine Midatlantic
                                                    LLC, a Delaware limited
                                                    liability company, its
                                                    general partner

                                               By:  Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole
                                                    member

                                               By:  Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                          RADNOR PROPERTIES-200 RC, L.P., a Delaware limited partnership

                          By: Radnor GP-200 RC, L.L.C., a Delaware limited liability company, its general partner

                               By: Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Radnor 200 Holdings LLC,
                                          a Delaware limited liability
                                          company, its general partner

                                          By:  Brandywine Operating
                                               Partnership, L.P., a Delaware
                                               limited partnership, its sole
                                               member

                                               By:  Brandywine Realty
                                                    Trust, a Maryland real
                                                    estate investment trust,
                                                    its general partner*


                          RADNOR PROPERTIES-200 RC HOLDINGS, L.P., a Delaware limited partnership

                          By: Brandywine Radnor 200 Holdings LLC, a Delaware limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          RADNOR PROPERTIES-201 KOP, L.P., a Delaware limited partnership

                          By: Radnor GP-201 KOP, L.L.C., a Delaware limited liability company, its general partner

                               By: Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

                                    By:   Radnor GP, L.L.C., a Delaware
                                          limited liability company, its
                                          general partner

                                          By:  Brandywine Midatlantic LP, a
                                               Delaware limited partnership,
                                               its managing member

                                               By:  Brandywine Midatlantic
                                                    LLC, a Delaware limited
                                                    liability company, its
                                                    general partner

                                               By:  Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole
                                                    member

                                               By:  Brandywine Realty
                                                    Trust, a Maryland real
                                                    estate investment*

                          RADNOR PROPERTIES-555 LA, L.P., a Delaware limited partnership

                          By: Radnor GP-555 LA, L.L.C., a Delaware limited liability company, its general partner

                               By: Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

                                    By:   Radnor GP, L.L.C., a Delaware
                                          limited liability company, its
                                          general partner

                                          By:  Brandywine Midatlantic LP, a
                                               Delaware limited partnership,
                                               its managing member

                                               By:  Brandywine Midatlantic
                                                    LLC, a Delaware limited
                                                    liability company, its
                                                    general partner

                                               By:  Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole
                                                    member

                                               By:  Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                          WITMER OPERATING PARTNERSHIP I, L.P.

                          By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*


                          100 ARRANDALE ASSOCIATES, L.P.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          111 ARRANDALE ASSOCIATES, L.P.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          440 CREAMERY WAY ASSOCIATES, L.P.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          442 CREAMERY WAY ASSOCIATES, L.P.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          481 JOHN YOUNG WAY ASSOCIATES, L.P.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          INTERSTATE CENTER ASSOCIATES

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          By: Brandywine Interstate 50, L.L.C., a Delaware limited liability company, one of its general partners

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          IR NORTHLIGHT II ASSOCIATES

                          By: AAPOP 2, L.P., a Delaware limited partnership, one of its general partners

                               By:  Witmer Operating Partnership I, L.P., a
                                    Delaware limited partnership, one of its
                                    general partners

                                    By:   Brandywine Witmer, L.L.C., a
                                          Pennsylvania limited liability
                                          company, its general partner

                                          By:  Brandywine Operating
                                               Partnership, L.P., a Delaware
                                               limited partnership, its sole
                                               member

                                               By:  Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          PLYMOUTH TFC GENERAL PARTNERSHIP

                          By: Brandywine P.M., L.P., a Pennsylvania Limited Partnership, its general partner

                               By:  Brandywine P.M., L.L.C., a Pennsylvania
                                    limited liability company, its general
                                    partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*

                          By:  Witmer Operating Partnership I, L.P., a
                               Delaware limited partnership, one of its
                               general partners

                               By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          BTRS, INC.*

                          SOUTHPOINT LAND HOLDINGS, INC.*

                          VALLEYBROOKE LAND HOLDINGS, INC.*

                          BRANDYWINE AMBASSADOR, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          BRANDYWINE BYBERRY LLC, a Delaware limited liability company

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE CHARLOTTESVILLE LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE CHRISTINA LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE CIRA, LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE DABNEY, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          BRANDYWINE DOMINION, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE F.C., L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE GRANDE B, LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE GREENTREE V, LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE INTERSTATE 50, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          BRANDYWINE-MAIN STREET, LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE METROPLEX LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE MIDATLANTIC LLC, a Delaware limited liability company

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE ONE LOGAN LLC, a Pennsylvania limited liability company

                          By: Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

                               By:  Brandywine Midatlantic LLC, a Delaware
                                    limited liability company, its general
                                    partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*

                          BRANDYWINE ONE RODNEY SQUARE LLC, a Delaware limited liability company

                          By: Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

                               By:  Brandywine Midatlantic LLC, a Delaware
                                    limited liability company, its general
                                    partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          BRANDYWINE P.M., L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE PIAZZA, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE PLAZA 1000, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          BRANDYWINE PROMENADE, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE RADNOR CENTER LLC, a Pennsylvania limited liability company

                          By: Brandywine Midatlantic LP, a Delaware limited partnership, its general partner

                               By:  Brandywine Midatlantic LLC, a Delaware
                                    limited liability company, its general
                                    partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          BRANDYWINE RADNOR 200 HOLDINGS LLC, a Delaware limited liability company

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE TB FLORIG, LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          BRANDYWINE TB INN, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE TB I, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE TB II, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE TB V, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE TB VI, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          BRANDYWINE TB VIII, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          BRANDYWINE TRENTON URBAN RENEWAL, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                          BRANDYWINE WITMER, L.L.C.

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*

                          BRANDYWINE 300 DELAWARE LLC, a Delaware limited liability company

                          By: Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

                               By:  Brandywine Midatlantic LLC, a Delaware
                                    limited liability company, its general
                                    partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          CHRISTIANA CENTER OPERATING COMPANY III LLC

                          By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner*


                          E-TENANTS LLC

                          By: e-Tenants.com Holding, L.P., a Pennsylvania limited partnership, its sole member

                               By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner*

                          RADNOR GP, L.L.C., a Delaware limited
                          liability company

                          By: Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

                               By:  Brandywine Midatlantic LLC, a Delaware
                                    limited liability company, its general
                                    partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*


                          RADNOR GP-SDC, L.L.C., a Delaware limited liability company

                          By: Radnor Properties Associates-II, L.P., a Delaware limited partnership, its sole member

                               By:  Radnor GP, L.L.C., a Delaware limited
                                    liability company, its general partner

                                    By:   Brandywine Midatlantic LP, a
                                          Delaware limited partnership, its
                                          sole member

                                          By:  Brandywine Midatlantic LLC, a
                                               Delaware limited liability
                                               company, its general partner

                                               By:  Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole
                                                    member

                                               By:  Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                          RADNOR GP-200 RC, L.L.C., a Delaware limited liability company

                          By: Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership, its sole member

                               By:  Brandywine Radnor 200 Holdings LLC, a
                                    Delaware limited liability company, its
                                    general partner

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited
                                          partnership, its sole member

                                          By:  Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner*

                          RADNOR GP-201 KOP, L.L.C., a Delaware limited liability company

                          By: Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

                               By:  Radnor GP, L.L.C., a Delaware  limited
                                    liability company, its general partner

                                    By:   Brandywine Midatlantic LP, a
                                          Delaware limited partnership, its
                                          managing member

                                          By:  Brandywine Midatlantic LLC, a
                                               Delaware limited liability
                                               company, its general partner

                                               By:  Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole
                                                    member

                                               By:  Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                          RADNOR GP-555 LA, L.L.C., a Delaware limited liability company

                          By: Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

                               By:  Radnor GP, L.L.C., a Delaware  limited
                                    liability company, its general partner

                                    By:   Brandywine Midatlantic LP, a
                                          Delaware limited partnership, its
                                          managing member

                                          By:  Brandywine Midatlantic LLC, a
                                               Delaware limited liability
                                               company, its general partner

                                               By:  Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole
                                                    member

                                               By:  Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                          *    By: /s/ Gerard H. Sweeney
                                  -----------------------------------
                               Name: Gerard H. Sweeney
                               Title: President and Chief Executive Officer

J.P. MORGAN SECURITIES INC.


By: /s/ Maria Sramek
    ------------------------------------
Name: Maria Sramek
Title: Vice President

BANC OF AMERICA SECURITIES LLC


By: /s/ Peter J. Carbone
  ------------------------------------
Name: Peter J. Carbone
Title: Vice President

On behalf of themselves and each of the other several Underwriters

                                  SCHEDULE I

                                             Principal Amount
                                               of Designated
        Underwriter                             Securities
                                              to be Purchased

        J.P. Morgan Securities Inc. ........     $100,000,000
        Banc of America Securites LLC ......     $100,000,000
        Bear, Stearns & Co. Inc. ...........     $ 75,000,000
        SG Americas' Securities, LLC .......     $ 25,000,000
                                                 ============
        Total                                    $300,000,000
                                                 ============

                                  SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

      5.625% Notes due 2010

AGGREGATE PRINCIPAL AMOUNT:

      $300,000,000

PRICE TO PUBLIC:

      99.992% of the principal amount of the Designated Securities, plus accrued interest, if any, from December 20, 2005

PURCHASE PRICE BY UNDERWRITERS:

      99.392% of the principal amount of the Designated Securities, plus accrued interest, if any, from December 20, 2005

FORM OF DESIGNATED SECURITIES:

      Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

      Federal or other same day funds

TIME OF DELIVERY:

      9:30 a.m. (New York City time), December 20, 2005

INDENTURE:

      Indenture, dated as of October 22, 2004, as supplemented by the First Supplemental Indenture, dated as of May 25, 2005 (the "Indenture"), among the Operating Partnership, the Guarantors and The Bank of New York, as Trustee

MATURITY:

      December 15, 2010

INTEREST RATE:

      5.625% per annum

INTEREST PAYMENT DATES:

      June 15 and December 15, beginning on June 15, 2006

REDEMPTION PROVISIONS:

      As set forth in the Prospectus Supplement dated the date hereof relating to the Designated Securities (Make-Whole provision, with Reinvestment Rate of 0.20% plus relevant Treasury Constant Maturities)

SINKING FUND PROVISIONS:

      None

CONVERTIBILITY OR EXCHANGEABILITY PROVISIONS:

      None

DEFEASANCE PROVISIONS:

      As set forth in the Indenture.

GUARANTORS:

      Brandywine Realty Trust and the Subsidiary Guarantors named in the signature pages of this Pricing Agreement.

OTHER TERMS AND CONDITIONS:

      None

CLEAR MARKET PERIOD (Section 5(d) of the Underwriting Agreement):

      From date hereof through December 20, 2005.

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

      Simpson Thacher & Bartlett LLP
      425 Lexington Avenue
      New York, New York 10017

NAMES AND ADDRESSES OF REPRESENTATIVES:

      Designated Representatives:

                J.P. Morgan Securities Inc.
                Banc of America Securities LLC

      Address for Notices, etc.:

                J.P. Morgan Securities Inc.
                270 Park Avenue
                New York, New York 10017

                Banc of America Securities LLC
                40 West 57th Street
                NY1-040-27-01
                New York, New York 10019
                Attention: High Grade Transaction Management/Legal


UNDERWRITERS COUNSEL:

      Simpson Thacher & Bartlett LLP

LIST OF FREE WRITING PROSPECTUSES
      (Section 2(e) of the Underwriting Agreement):

Term sheet substantially consistent with form of term sheet comprising Annex II to the Underwriting Agreement

INFORMATION FURNISHED TO OPERATING PARTNERSHIP
  IN WRITING BY THE UNDERWRITERS THROUGH THE
  REPRESENTATIVES EXPRESSLY FOR INCLUSION IN
  PROSPECTUS, TIME OF SALE INFORMATION OR OTHER
  DOCUMENTS (Sections 2 and 9 of the
  Underwriting Agreement):

    As set forth in a letter delivered by the Representatives at the Time of
                                   Delivery

                                  SCHEDULE III

                                      None

                                   SCHEDULE IV

                          Four Tower Bridges Associates
                          Six Tower Bridges Associates